17. Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Trust preferred securities prepayment by underlying bank
Commitments and Contingencies

The Bank has made arrangements with and has available from corresponding banks certain lines of credit to fund any necessary cash requirements. The Bank has $67,750 of Federal Home Loan Bank advances outstanding against its corresponding line of credit as of December 31, 2015. A specific class of commercial and residential mortgage loans, with a balance of $159,674 at December 31, 2015 and a specific group of securities available for sale with a lendable collateral value of $2,639 at December 31, 2015 were pledged to the FHLB as collateral. At December 31, 2015, the Bank had approximately $61,000 of available credit at the FHLB and approximately $7,000 of lines of available credit granted from one of its correspondent banks.

In October 2015 concerning the matter of Angela Welch, as Chapter 7 trustee for the bankruptcy estate of Frank Michael Mongeluzzi, the Bank settled the claims for $425. The $425 payment is reflected in other operating expenses (non-interest expense) for the year ended December 31, 2015.

On December 23, 2015, James M. Brock and Jean W. Brock (together, “Brock”) filed a complaint in the Circuit Court of Grayson County, Virginia, alleging that the Bank acted negligently when it foreclosed on property adjacent to Brock’s and allegedly failed to remediate the foreclosed property, allegedly causing damage to Brock’s property. Brock seeks damages of $200,000 plus prejudgment interest, attorneys’ fees, and costs.  The Bank denies any wrongdoing in this matter and intends to vigorously defend itself.  No trial date has yet been set.  The Company is unable to estimate the likelihood of an unfavorable outcome or the amount or range of potential loss.